Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

(in US dollars(US$))

	Historical		Pro Forma
	SharonAI Inc. As Reported	Roth CH Acquisition As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Membership Interest Sale Adjustments	Note	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	1,364,550	16,083	(193,917)	2(a)	-		903,181
			(48,686)	2(b)	-
			(234,849)	2(c)	-
Trade and other receivables	305,542	-	-		-		305,542
Assets held for sale	1,124,083	-	-		-		1,124,083
Other current assets	140,598	5,208			70,000,000	2(h)	70,145,806
Total current assets	2,934,773	21,291	(477,452)		70,000,000		72,478,612
Property and equipment, net	3,777,613	-	-		-		3,777,613
Right of use asset, net	7,476,827	-	-		-		7,476,827
Goodwill	18,044,215	-	-		-		18,044,215
Certificates of deposits	906,201	-	-		-		906,201
Other long-term assets	850,000	-			(850,000)	2(h)	-
Total assets	33,989,629	21,291	(477,452)		69,150,000		102,683,468

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Trade and other payables	562,156	1,551,314	(234,849)	2(c)	2,388,788	2(h)	4,267,409
Advances from related party		256,636	(256,636)	2(g)	-		-
Warrant liabilities	-	1,335,000	-		-		1,335,000
Finance lease liabilities, current portion	3,542,831	-	-		-		3,542,831
Borrowings	516,405	-	-		-		516,405
Income Tax Payable	-	-			22,031,200	2(h)	22,031,200
Total current liabilities	4,621,392	3,142,950	(491,485)		24,419,988		31,692,845
Finance lease liabilities, net of current portion	4,108,328	-	-		-		4,108,328
Total liabilities	8,729,720	3,142,950	(491,485)		24,419,988		35,801,173

Stockholders’ equity (deficit):
Series A Preferred Stock	2	-	(2)	2(d)	-		-
Series B Convertible Preferred Stock	3	-	(3)	2(d)	-		-

Common stock	107	-	52,425	2(d)	-		57,285
			4,528	2(e)	-
			225	2(g)	-

Super Common Stock	-	-	682	2(d)	-		682

Class A ordinary shares	-	4,521	(4,521)	2(e)	-		-
Class B ordinary shares	-	7	(7)	2(e)	-		-

Additional paid-in capital	34,750,473	7,769,174	(7,769,174)	2(f)	-		35,006,884
			256,411	2(g)	-
Accumulated deficit	(9,541,918)	(10,895,361)	(193,917)	2(a)	-		(12,963,810)
			(48,686)	2(b)	-
			(53,102)	2(d)	-
			7,769,174	2(f)	-
					44,730,012	2(h)	44,730,012
Noncontrolling interest	56,813	-	-		-		56,813
Accumulated other comprehensive income (AOCI)	(5,571)	-	-		-		(5,571)
Total stockholders’ equity (deficit)	25,259,909	(3,121,659)	14,033		44,730,012		66,882,295
Total liabilities and stockholders’ equity (deficit)	33,989,629	21,291	(477,452)		69,150,000		102,683,468

Unaudited Pro Forma Combined Statement of Operations

For the Nine Months Ended September 30, 2025

(in US dollars(US$))

	Historical		Pro Forma
	SharonAI Inc. As Reported	RothCH Acquisition As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Membership Interest Sale Adjustments	Note	Pro Forma Combined
Revenue	1,208,824	-	-		-		1,208,824
Cost of revenue	(1,083,426)	-	-		-		(1,083,426)
Gross profit	125,398	-	-		-		125,398

Shared based compensation	(1,446,312)	-	-		-		(1,446,312)
Selling, general, and administrative expenses	(2,970,874)	(945,973)	-		(674,356)	2(h)	(4,591,203)
Other expenses	(2,019,907)	-	-		-		(2,019,907)
Other income	961,713	-	-		70,000,000	2(h)	70,961,713
Loss from operations	(5,349,982)	(945,973)	-		69,325,644		63,029,689
Change in fair value of digital assets	(406,345)	-	-		-		(406,345)
Change in fair value of warrant liabilities	-	(1,112,500)	-		-		(1,112,500)
Interest expense, net	(127,430)	-	-		-		(127,430)
Profit/(Loss) before income taxes	(5,883,757)	(2,058,473)	-		69,325,644		61,383,414
Income tax benefit	219,935	-	-		(22,031,200)	2(h)	(21,811,265)
Net loss	(5,663,822)	(2,058,473)	-		47,294,444		39,572,149
Net loss attributable to noncontrolling interest	(27,185)	-	-		-		(27,185)
Net loss Attributable to owners of the Company	(5,636,637)	(2,058,473)	-		47,294,444		39,599,334
Weighted average shares outstanding of Class A common stock – basic and diluted	1,067,213	41,817,414					579,668,250
Basic and diluted net income (loss) per share attributable to common stockholders	(5.282)	(0.049)					0.068

Unaudited Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2024

(in US dollars(US$))

	Historical		Pro Forma
	SharonAI Inc. As Adjusted (Note 6)	Roth CH Acquisition As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue	1,170,923	-	-		1,170,923
Cost of revenue	(1,474,395)	-	-		(1,474,395)
Gross loss	(303,472)	-	-		(303,472)

Shared based compensation	(3,266,895)	-	-		(3,266,895)
Selling, general, and administrative expenses	(3,420,966)	(650,122)	(193,917)	3(a)	(4,265,005)
Other expenses	(2,201,728)	-	-		(2,201,728)
Loss from operations	(9,193,061)	(650,122)	(193,917)		(10,037,100)
Change in fair value of digital assets	600,423	-	-		600,423
Change in fair value of warrant liabilities	-	333,750	-		333,750
Other income	1,272,955	-	-		1,272,955
Interest expense, net	(147,483)	435,437	(435,437)	3(b)	(147,483)
Profit/(Loss) before income taxes	(7,467,166)	119,065	(629,354)		(7,977,455)
Income tax expense	(74,077)	-	-		(74,077)
Net income/(loss)	(7,541,243)	119,065	(629,354)		(8,051,532)
Net loss attributable to noncontrolling interest	(18,717)	-	-		(18,717)
Net loss Attributable to owners of the Company	(7,522,526)	119,065	(629,354)		(8,032,815)
Weighted average shares outstanding of Class A common stock – basic and diluted	556,356	5,851,522			11,593,367
Basic and diluted net income(loss) per share attributable to common stockholders	(13.521)	0.020			(0.694)

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma combined financial information presents the financial information of SharonAI Holdings Inc. adjusted to give effect to the transactions contemplated by the Business Combination Agreement (the “Business Combination”) among SharonAI Holdings Inc., Roth CH Acquisition Co. (“Roth”) and SharonAI Inc., as well as the acquisition of Distributed Storage Solutions Ltd (“DSS”) completed by SharonAI Inc., to the extent not yet reflected in S SharonAI Inc.’s historical financial information (as more fully described in Note 7), and certain other reclassifications adjustments completed by Roth, to the extent not yet reflected in Roth’s historical financial information (as more fully described in Note 5), as well as the disposal of membership interest in Texas Critical Data Centers LLC (“TCDC”) completed by SharonAI Inc. The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, SEC Release No. 33-10786 “Amendments to Financial Disclosures About Acquired and Disposed Businesses”. SharonAI Inc. has not had any historical relationship with SharonAI Holdings Inc or Roth prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The DSS acquisition was accounted for using the acquisition method of accounting for business combinations under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”).

The Business Combination will be accounted for as a reverse recapitalization, in accordance with US GAAP. Under this method of accounting, SharonAI Holdings Inc. and Roth will be treated as the “acquired” companies for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of SharonAI Inc. issuing shares at the closing for the net assets or liabilities, as relevant, of SharonAI Holdings Inc. and Roth as of the closing date, accompanied by a recapitalization. The net assets or liabilities, as relevant, of SharonAI Holdings Inc. and Roth will be stated at historical costs, with no goodwill or other intangible assets recorded.

SharonAI Inc. has been determined to be the accounting acquirer based on the following:

●	SharonAI Inc.’s current majority shareholder will have the largest voting interest;

●	Original shareholders of SharonAI Inc. have the ability to nominate the majority of the members of the board of directors;

●	The existing senior management of SharonAI Inc. will continue to be the senior management following the Business Combination;

●	The business of SharonAI Inc. will comprise the ongoing operations following the Business Combination; and

●	SharonAI Inc. is the larger entity, both in terms of substantive operations and number of employees.

The unaudited pro forma combined balance sheet as of September 30, 2025 combines:

●	the historical unaudited condensed consolidated balance sheet of SharonAI Inc. as of September 30, 2025; and

●	the historical unaudited condensed consolidated balance sheet of Roth as of September 30, 2025.

The unaudited pro forma combined balance sheet has been prepared to give effect to the Business Combination if it had been consummated on September 30, 2025.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2025 combines:

●	the historical unaudited condensed consolidated statement of operations of SharonAI Inc. for the nine months ended September 30, 2025; and

●	the historical unaudited condensed consolidated statement of operations of Roth for the nine months ended September 30, 2025.

The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2024 combines:

●	the historical audited consolidated statement of operations of SharonAI Inc. for the twelve months ended December 31, 2024;

●	the historical audited statement of operations of Roth for the twelve months ended December 31, 2024; and

●	the historical audited statement of operations of DSS for the six months ended June 30, 2024.

The unaudited pro forma combined statement of operations has been prepared to give effect to the Business Combination and related transactions and the DSS Acquisition summarized below as if they had been consummated on January 1, 2024, the beginning of the earliest period presented. These periods are presented on the basis that SharonAI is the accounting acquirer.

The unaudited pro forma combined balance sheet as of September 30, 2025 has been prepared using, and should be read in conjunction with:

●	SharonAI Holdings Inc.’s unaudited condensed balance sheet as of September 30, 2025 and the related notes thereto included SharonAI Holdings Inc.’s Current Report on Form 8-K filed on December 22, 2025;

●	SharonAI Inc.’s unaudited condensed consolidated balance sheet as of September 30, 2025 and the related notes thereto included SharonAI Holdings Inc.’s Current Report on Form 8-K filed on December 22, 2025;

●	Roth’s unaudited condensed consolidated balance sheet as of September 30, 2025 and the related notes thereto included in Roth’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2025 and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2025 has been prepared using, and should be read in conjunction with:

●	SharonAI Holdings Inc.’s unaudited condensed statement of operations for the nine months ended September 30, 2025 and the related notes thereto included SharonAI Holdings Inc.’s Current Report on Form 8-K filed on December 22, 2025;

●	SharonAI Inc.’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025 and the related notes thereto included SharonAI Holdings Inc.’s Current Report on Form 8-K filed on December 22, 2025;

●	Roth’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025 and the related notes thereto included in Roth’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2025 and incorporated herein by reference;

The unaudited pro forma combined statement of operations for the year ended December 31, 2024 has been prepared using, and should be read in conjunction with:

●	SharonAI Holdings Inc.’s audited statement of operations for the period from December 30, 2024 (Inception) to December 31, 2024 and the related notes thereto included in SharonAI Holdings Inc.’s Registration Statement on Form S-4 filed on October 21, 2025, as amended;

●	SharonAI Inc.’s audited consolidated statement of operations for the year ended December 31, 2024 and the related notes thereto included in SharonAI Holdings Inc.’s Registration Statement on Form S-4 filed on October 21, 2025, as amended;

●	Roth’s audited consolidated statement of operations for the year ended December 31, 2024 and the related notes thereto included in Roth’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 and incorporated herein by reference;

●	DSS’s audited consolidated statement of operations for the six-month period ended June 30, 2024 and the related notes thereto included in SharonAI Holdings Inc.’s Registration Statement on Form S-4 filed on October 21, 2025, as amended;

The historical financial statements of SharonAI Holdings Inc., SharonAI Inc., Roth and DSS were prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP).

The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an understanding of SharonAI Inc. upon consummation of the Business Combination and the disposal of membership interest in TCDC. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that SharonAI Holdings Inc. believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. SharonAI Holdings Inc. management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial information.

Note 2 - Adjustments to unaudited pro forma combined balance sheet as of September 30, 2025.

The adjustments included in the unaudited proforma combined balance sheet as of September 30, 2025 are as follows:

2(a)	Reflects remaining estimated transaction costs expected to be incurred by SharonAI Inc. of approximately $193,917, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $193,917 is reflected as an adjustment to accumulated losses.

2(b)	Reflects remaining estimated transaction costs expected to be incurred by Roth of approximately $48,686, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $48,686 is reflected as an adjustment to accumulated losses. The Roth estimated transaction costs excludes the deferred legal fees included in note 2(c).

2(c)	Reflects the payment of deferred legal fees incurred by Roth that will become due following the Closing.

2(d)	Reflects the recapitalization of SharonAI Inc. through the contribution of all outstanding SharonAI Inc. Common Stock, SharonAI Inc. Series A Preferred Stock and SharonAI Series B Convertible Preferred Stock of SharonAI to Roth and the issuance of 521.8 million and 6.8 million of SharonAI Holdings Inc. Class A Ordinary Common Stock and SharonAI Holdings Inc. Class B Super Common Stock, respectively. As a result of the recapitalization, the carrying value of (i) SharonAI Inc. Series A Preferred Stock of US$2, (ii) SharonAI Inc. Series B Convertible Preferred Stock of US$3, and (iii) SharonAI Inc. Common Stock of US$107 were derecognized.

2(e)	Reflects the conversion of 45,203,220 Roth Class A ordinary shares and 75,000 Roth Class B ordinary shares into 45,278,220 SharonAI Holdings Inc. Class A Ordinary Common stock.

2(f)	Reflects the elimination of Roth’s historical additional paid-in capital balance.

2(g)	Reflects the conversion of $269,999.70 of related party debt converted in 2,249,999 Roth Class A ordinary shares and subsequently into 2,249,999 SharonAI Holdings Inc. Class A Ordinary Common stock

2(h)	Reflects the sale of Membership interest in Texas Critical Data Centers LLC on December 19 2025 for $70m.

Sale proceeds receivable	$70,000,000
Contributed Funds at end of period	$(850,000)
Contributed Funds post period end	$(2,564,432)
Advisory fees	$(674,356)
Gain on Sale	$66,761,212
Expected taxation*	$(22,031,200)
Net Gain	$44,730,012

*	The pretax gain is subject to income taxes at a blended statutory rate of approximately 33% (U.S. federal income tax at 21% and other income taxes at 12%). The tax rates are estimates and may change in conjunction with full taxation analysis.

Note 3 - Adjustments to unaudited pro forma combined statement of operations for the year ended December 31, 2024.

The adjustments to the unaudited pro forma combined statement of operations for the year ended December 31, 2024 in relation to the Business Combination are as follows:

3(a)	Reflects remaining estimated transaction costs expected to be incurred by SharonAI Inc. of approximately $288,917, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $288,917 is reflected as an adjustment to accumulated losses.

3(b)	Reflects the elimination of interest earned on the investments held in the Trust Account.

Note 4 - Loss per Share

Represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2025. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented.

Note 5 - Roth Reclassifications Adjustments

During the preparation of the unaudited pro forma combined financial information, SharonAI Inc. performed a preliminary analysis to identify differences in SharonAI Inc.’s and the historical financial statement presentation and significant accounting policies of Roth. Based on its initial analysis, SharonAI Inc. did not identify any differences in accounting policies that would have a material impact on the unaudited pro forma combined financial information. However, certain reclassification adjustments have been made to conform Roth’s historical financial statement captions to SharonAI Inc.’s financial statement captions in the unaudited pro forma combined financial information. These reclassifications have no effect on previously reported total assets, total liabilities, stockholders’ equity/deficit, total revenues, total expenses, or net income of Roth.

Following the completion of the merger, or as more information becomes available, SharonAI Inc. will finalize its comprehensive review of financial statement presentation and accounting policies. Therefore, the pro forma financial information may not reflect all reclassifications necessary to conform Roth’s presentation to that of SharonAI Inc. due to limitations on the availability of information as of the date of this information statement and proxy statement/prospectus. Accounting policy differences and additional reclassification adjustments may be identified as more information becomes available.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI Inc.’s presentation in the unaudited pro forma combined balance sheet as of September 30, 2025:

		As of September 30, 2025
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
ASSETS	ASSETS
Current Assets:	Current assets:
Cash	Cash and cash equivalents	16,083	-		16,083
Prepaid expenses		1,875	(1,875)	5(a)	-
Short-term prepaid insurance		3,333	(3,333)	5(a)
	Other current assets		5,208	5(a)	5,208
	Total current assets	21,291	-		21,291
	Total assets	21,291	-		21,291

LIABILITIES AND SHAREHOLDERS’ DEFICIT	LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)
Current Liabilities:	Current liabilities:
Accounts payable and accrued expenses		1,551,314	(1,551,314)	5(b)	-
	Trade and other payables		1,551,314	5(b)	1,551,314
Advances from related party		256,636	-		256,636
	Trade and other payables		-		-
Warrant liabilities	Warrant liabilities	1,335,000	-		1,335,000
					-
	Total liabilities	3,142,950	-		3,142,950

Shareholders’ Deficit:	Shareholders’ equity(deficit)
Class A ordinary shares	Class A ordinary shares	4,521	-		4,521
Class B ordinary shares	Class B ordinary shares	7	-		7
Additional paid-in capital	Additional paid-in capital	7,769,174	-		7,769,174
Accumulated deficit	Accumulated deficit	(10,895,361)	-		(10,895,361)
	Total stockholders’ equity(deficit)	(3,121,659)	-		(3,121,659)
	Total liabilities and stockholders’ equity(deficit)	21,291	-		21,291

5(a)	Represents the reclassification of “Prepaid” on Roth’s balance sheet into “Other current assets” to conform to SharonAI Inc.’s balance sheet presentation.

5(b)	Represents the reclassification of “Accounts payable and accrued expenses” on Roth’s balance sheet into “Trade and other payables” to conform to SharonAI Inc.’s balance sheet presentation.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI Inc.’s presentation in the unaudited pro forma condensed combined statement of profit for the nine months ended September 30, 2025:

		For the Nine Months Ended September 30, 2025
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
Formation and operating costs		(945,973)	945,973	5(d)	-
	Selling, general, and administrative expenses		(945,973)	5(d)	(945,973)
Loss from operations	Loss from operations	(945,973)	-		(945,973)
Change in fair value of warrant liabilities	Change in fair value of warrant liabilities	(1,112,500)	-		(1,112,500)
Net income/(loss)	Net loss	(2,058,473)	-		(2,058,473)

5(d)	Represents the reclassification of “Formation and operating costs” on Roth’s statement of profit or loss into “Selling, general, and administrative expenses” to conform to SharonAI’s statement of operations presentation.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI Inc.’s presentation in the unaudited pro forma condensed combined statement of profit for the year ended December 31, 2024:

		Year ended December 31, 2024
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
General and administrative expenses		(650,122)	650,122	5(e)	-
	Selling, general, and administrative expenses		(650,122)	5(e)	(650,122)
Loss from operations	Loss from operations	(650,122)	-		(650,122)
Change in fair value of warrant liabilities	Change in fair value of warrant liabilities	333,750	-		333,750
Interest income on cash and marketable securities held in Trust Account		435,437	(435,437)	5(f)	-
	Interest expense, net		435,437	5(f)	435,437
Net income/(loss)	Net income/(loss)	119,065	-		119,065

5(e)	Represents the reclassification of “Formation and operating costs” on Roth’s statement of profit or loss into “Selling, general, and administrative expenses” to conform to SharonAI Inc.’s statement of operations presentation.

5(f)	Represents the reclassification of “Interest income on cash and marketable securities held in Trust Account” on Roth’s statement of profit or loss into “Interest income, net” to conform to SharonAI Inc.’s statement of operations presentation.

Note 6 - Pro Forma Adjustments for DSS Acquisition

Certain transaction accounting adjustments have been made in the historical presentation of SharonAI Inc.’s statement of operations for the year ended December 31, 2024 to present the effects of the DSS acquisition. SharonAI Inc. (as adjusted) presented in the combined statements of operations for the year ended December 31, 2024 reflects the effects of the DSS acquisition as if the acquisition had been consummated on January 1, 2024, the beginning of the earliest period presented.

The results of DSS are included in the historical financial information of SharonAI Inc. from July 1, 2024. Accordingly, no adjustments have been made to the historical financial information for SharonAI Inc. as presented in the unaudited pro forma combined balance sheet as of June 30, 2025 for the DSS acquisition. Adjustments have been made to the historical financial information for SharonAI Inc.as presented in the unaudited pro forma combined statement of operations for the year ended December 31, 2024 to include the results of DSS from January 1, 2024 to June 30, 2024.

The adjustments to reflect the effects of the DSS acquisition on SharonAI Inc.’s historical audited consolidated statement of operations for the year ended December 31, 2024 are summarized as follows.

	Historical	DSS	DSS Acquisition Transaction
	SharonAI As Reported	As Reclassified (Note 7)	Accounting Adjustments	Note	SharonAI As Adjusted
Revenue	438,292	732,631			1,170,923
Cost of revenue	(719,993)	(754,402)			(1,474,395)
Gross loss	(281,701)	(21,771)	-		(303,472)

Shared based compensation	(253,728)	(3,013,167)			(3,266,895)
Selling, general, and administrative expenses	(2,368,745)	(502,221)	(550,000)	6(a)	(3,420,966)
Other expenses	(2,047,133)	(154,595)			(2,201,728)
Loss from operations	(4,951,307)	(3,691,754)	(550,000)		(9,193,061)
Change in fair value of digital assets	157,923	442,500			600,423
Other income	921,322	351,633			1,272,955
Interest expense, net	(19,028)	(128,455)			(147,483)
Loss before income taxes	(3,891,090)	(3,026,076)	(550,000)		(7,467,166)
Income tax expense	(32,908)	(41,169)	-	6(b)	(74,077)
Net income/(loss)	(3,923,998)	(3,067,245)	(550,000)		(7,541,243)

Net loss attributable to noncontrolling interest	(18,717)	-			(18,717)
Net loss attributable to SharonAI Inc.	(3,905,281)	(3,067,245)	(550,000)		(7,522,526)

6(a)	Reflects the incremental amortization expense related to the intangible assets acquired by SharonAI Inc. for the period from January 1, 2024 to June 30, 2024. Amortization is calculated assuming a straight-line method of amortization based on the estimated fair value and useful lives of each intangible asset as of the closing of the DSS Acquisition. The intangible asset acquired by SharonAI Inc. include the technology and was determined to have weighted average useful lives of approximately 2 years. The following summarizes the pro forma adjustment to record the incremental amortization expense resulting from SharonAI Inc.’s acquisition of DSS.

Period from January 1, 2024 to June 30, 2024
Selling, general, and administrative expenses	(550,000)

6(b)	Reflects the estimated income tax impact of the pro forma transaction accounting adjustments for the DSS Acquisition as described herein, using the statutory tax rate in the United States of 21%, net of valuation allowances.

Note 7 - DSS Reclassifications Adjustments

For purposes of preparing SharonAI Inc.(as adjusted), presented in the pro forma combined statement of operations for the year ended December 31, 2024, certain reclassifications have been made to confirm the historical presentation of DSS’s statement of profit or loss to conform to the historical presentation of SharonAI Inc.’s statement of operations used in the unaudited pro forma combined statement of operations.

The following sets forth the pre-acquisition adjustments and reclassifications made to conform DSS’s statement of profit or presentation to SharonAI Inc.’s statement of operations presentation for the year ended December 31, 2024:

		Period from January 1, 2024 to June 30, 2024
DSS caption	SharonAI caption	DSS As Reported	Reclassification Adjustments	Note	DSS As Reclassified
Revenue	Revenue	732,631	-		732,631
Cost of revenue	Cost of revenue	(754,402)	-		(754,402)
Gross profit/(loss)	Gross loss	(21,771)	-		(21,771)

Shared based compensation	Shared based compensation	(3,013,167)	-		(3,013,167)
Selling, general, and administrative expenses	Selling, general, and administrative expenses	(502,221)	-		(502,221)
Other expenses	Other expenses	(154,595)	-		(154,595)
Profit/(Loss) from operations	Loss from operations	(3,691,754)	-		(3,691,754)
Gain on sale of intangible assets		73,425	(73,425)	7(a)	-
	Other income		73,425	7(a)	73,425
Fair value gain on revaluation of digital assets		442,500	(442,500)	7(b)	-
	Change in fair value of digital assets		442,500	7(b)	442,500
Other income	Other income	278,208	-		278,208
Interest expense, net	Interest expense, net	(128,455)	-		(128,455)
Profit/(Loss) before income taxes	Loss before income taxes	(3,026,076)	-		(3,026,076)
Income tax expense	Income tax expense	(41,169)	-		(41,169)
Net income/(loss)	Net loss	(3,067,245)	-		(3,067,245)

7(a)	Represents the reclassification of “Gain on sale of intangible assets” on DSS’s statement of profit or loss into “Other income” to conform to SharonAI Inc.’s statement of operations presentation.

7(b)	Represents the reclassification of “Fair value gain on revaluation of digital assets” on DSS’s statement of profit or loss into “Change in fair value of digital assets” to conform to SharonAI Inc.’s statement of operations presentation.